Third Quarter 2022 Earnings Call November 2022

2 This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our future financial performance including our outlook for full fiscal year 2022; the Company’s belief that it is in a position strategically and financially to grow and drive value for shareholders; our potential to drive long-term earnings growth; our expectations regarding our growth strategies, including our plans to be more cautious with loan growth given current macroeconomic environment, including high inflation and interest rates; our expectations regarding the current macroeconomic conditions and the impact of COVID-19, as well as underwriting changes implemented by us and the banks we support to address credit risks associated with the loan originations during the current inflationary environment or the economic crises created by the pandemic, on our business, customers, results of operations and financial condition, including on loan originations, demand for our products, credit quality, marketing expense and net charge-offs; our expectations regarding the softening of credit performance; our expectations regarding the cumulative loss rate as a percentage of originations for the 2021 and 2022 vintages; our expectations with respect to our liquidity position and capacity under the Company’s debt facilities to originate business; our expectations with respect to our stock repurchase plan and our current valuation; the duration and outcome of the strategic review process and the expectation to achieve an appropriate value for the Company; the adoption of fair value accounting and our expectations related to the adoption; and our expectations regarding the cost of customer acquisition, new customer originations, and the efficacy and cost of our marketing efforts. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the effect of the current macroeconomic conditions, including high inflation and the resulting impact on our borrowers to repay their loans, and the COVID-19 pandemic on the Company’s business, financial condition and results of operations; the Company’s limited operating history in an evolving industry; the Company’s ability to grow revenue and maintain or achieve consistent profitability in the future; the impact of our more cautious approach to loan originations given high inflation and softening credit performance; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; uncertainties in the current economic environment, including high inflation and a higher interest rate environment; the impact of competition in our industry and innovation by our competitors; our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans; and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the most recent Annual Report on Form 10-K, and in the Company's other current and periodic reports filed from time to time with the SEC. All written and oral forward- looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. See Appendix for additional information and definitions. Forward Looking Statements

33 Elevate is reinventing non-prime credit with online products that provide financial relief today, and help people build a brighter financial future. We, along with the banks that license our technology, have originated $10.6 billion to 2.8 million customers1

4 • Disciplined across all products – primary focus on existing customers • Inflation remains key headwind • Committed to returns- based growth in 2023 Growth Credit Cost Management • Macro impacts experienced across all products • Early signs of stabilization in September/October • Key focus areas: – Affordability assessments – Risk adjusted pricing – Payment flexibility • Significant operating expense reductions • Lowered marketing spend • Pause on new product initiatives Current Environment Update

5 Proactive Response to Consumer Strain 1. Elevate’s Center for the New Middle Class, Non-Prime Tracker, July 2022, How much strain do the following costs place on your month-to-month finances? (No strain, A little bit of strain, A lot of strain, Does not apply): Healthcare out-of-pocket costs, Health insurance, College education or savings, Housing, Groceries, Entertainment, Gas, Utilities Payment Flexibility Affordability Risk Adjusted Pricing

6 Combined loans receivable is a non-GAAP financial measure. See appendix for a reconciliation to a GAAP measure. 11% Past due balances (consistent with Q2 2022 and Q1 2022) Cautious Portfolio Growth Credit QualityRevenue Growth 11% Compared to Q3 2021 6% YoY increase in combined loans receivable1 Third Quarter 2022 Summary

7 Fair value pro-forma(2) ($mm) $618 $649 $607 $400 $559 $532 $546 2017 2018 2019 2020 2021 2Q 2022 3Q 2022 $6 $13 $26 $55 (-$14) (-$7) (-$5) 2017 2018 2019 2020 2021 2Q 2022 3Q 2022 $673 $787 $639 $465 $417 $118 $126 2017 2018 2019 2020 2021 2Q 2022 3Q 2022 $87 $116 $127 $146 $44 $12 $15 2017 2018 2019 2020 2021 2Q 2022 3Q 2022 Revenue Adjusted EBITDA3 Ending combined loans receivable – principal, Adjusted EBITDA, Adjusted Earnings (loss) and Fair value pro-forma numbers are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. U.K. operations presented in 2016-2018 only. Adjusted Earnings / (Loss) 4 Ending Combined Loans Receivables - Principal1 As adjusted As adjusted As adjusted $616 $586 $598 Key Financial Measures ($ in millions) As adjusted

8 2020 2021 YTD 2022 0% 5% 10% 15% 20% 25% 30% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 Cumulative principal loss rates as a percentage of originations by loan vintage 2015 2016 2017 2018 2019 2020 2021 YTD 2022 20172018 2019 Months since origination $256 $235 $237 $245 $241 $297 $247 $281 $175 $200 $225 $250 $275 $300 $325 $350 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Customer Acquisition Cost CAC Top Target Range $300 Bottom Target Range $250 The 2021 and 2022 vintages are not yet fully mature from a loss perspective. U.K. operations are only presented in the 2015-2017 vintages. Excludes Today Card. U.K. operations are only presented in the 2015-2018 CAC. *2020 reflects limited marketing expense and customer acquisition. * Credit Quality and Customer Acquisition Cost (CAC)

9 FundingExpense Management $6mm (14%) Reduction in Operating Expenses Year-over-Year 9.7% Weighted average cost of debt Expense Management and Funding ~90% Outstanding debt is fixed rate

1010 We believe everyone deserves a lift.

11 Appendix

12 Page 3: 1 Originations and customers from 2002- September 2022, attributable to the combined current, predecessor direct, discontinued operations and branded products. Page 6: 1 Combined loans receivable is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. Page 7: 1 Ending combined loans receivable - principal is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. 2 Fair value pro-forma numbers are a non-GAAP financial measure. The pro-forma fair value accounting adjustments are due to Elevate's transition from an incurred credit loss model to a fair value accounting model for its loan portfolio acceptable under US GAAP. See the appendix for a reconciliation to a GAAP measure. 3 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. 4 Adjusted earnings (loss) is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. Footnotes

13 ($mm) 2022 2021 2022 2021 2021 2020 Net income (loss) from continuing operations (15)$ (11) (36) (1) (34) 36$ Adjustments: Net interest expense 14 10 38 27 38 49 Share-based compensation 1 2 5 5 7 8 Depreciation and amortization 5 5 13 14 18 18 Equity method investment loss - - 1 - - - Non-operating (income) expense - - (2) (1) 22 24 Income tax expense (benefit) 10 (3) 6 2 (7) 11 Adjusted EBITDA 15$ 3 25 46 44 146$ Adjusted EBITDA Margin 12% 3% 7% 16% 11% 32% Three months ended Sept 30, Nine months ended Sept 30, Years ended December 31, Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income (loss), net interest expense, share-based compensation expense, equity method investment loss, and depreciation and amortization expense, among others. UK operations excluded as discontinued operations in 2020-2021. Non-GAAP financials reconciliation – Adjusted EBITDA

14 Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income (loss), net interest expense, share-based compensation expense, and depreciation and amortization expense, among others. * 2019 based on Net income from continuing operations. UK operations presented in 2015-2018. ($mm) 2019* 2018 2017 2016 2015 Net income (loss) 26$ 13 (7) (22) (20)$ Adjustments: Net interest expense 63 79 73 64 37 Share-based compensation 10 8 6 2 1 Foreign currency transaction (gain) loss - 2 (3) 9 2 Depreciation and amortization 16 13 10 11 9 Non-operating (income) expense 1 - (2) - (6) Income tax expense (benefit) 11 1 10 (3) (5) Adjusted EBITDA 127$ 116 87 60 19$ Adjusted EBITDA Margin 20% 15% 13% 10% 4% For the years ended December 31, Non-GAAP financials reconciliation – Adjusted EBITDA (continued)

# Non-GAAP financials reconciliation – Adjusted Earnings (Loss)

| ($mm) | Three months ended Sept 30, 2022 | Three months ended Sept 30, 2021 | Nine months ended Sept 30, 2022 | Nine months ended Sept 30, 2021 | Years ended December 31, 2021 | Years ended December 31, 2020 |
|---|---|---|---|---|---|---|
| Net income (loss) from continuing operations | $ (15) | (11) | (36) | (1) | (34) $ | 36 |
| Adjustments: | | | | | | |
| Impact of uncertain tax position | - | 2 | - | 2 | 1 | - |
| Impact of contingent losses related to legal matters | - | - | - | - | 23 | 24 |
| Impact of valuation adjustment on deferred tax asset, net | 10 | - | 10 | - | - | - |
| Cumulative tax effect of adjustments | - | - | - | - | (4) | (5) |
| Adjusted earnings (loss) | $ (5) | (9) | (26) | 1 | (14) $ | 55 |
| | | | | | | |
| Diluted earnings (loss) per share - continuing operations | $ (0.48) | (0.33) | (1.14) | (0.04) | (0.98) $ | 0.87 |
| Adjustments: | | | | | | |
| Impact of uncertain tax position | - | 0.05 | - | 0.05 | 0.04 | - |
| Impact of contingent losses related to legal matters | - | - | - | - | 0.66 | 0.58 |
| Impact of valuation adjustment on deferred tax asset, net | 0.32 | - | 0.32 | - | - | - |
| Cumulative tax effect of adjustments | - | - | - | - | (0.12) | (0.14) |
| Adjusted diluted earnings (loss) per share | $ (0.16) | (0.28) | (0.82) | 0.01 | (0.40) $ | 1.31 |

UK operations excluded as discontinued operations in 2020-2021.

Adjusted earnings (loss) and Adjusted diluted earnings (loss) per share are non-GAAP financial measures. The Company's Adjusted earnings (loss) exclude the impact of an uncertain tax position, the impact of contingent losses related to legal matters and the cumulative tax effect of the contingent loss adjustments. Adjusted diluted earnings (loss) per share is Adjusted earnings (loss) divided by diluted weighted shares outstanding for the period.

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16 Adjusted earnings (loss) and Adjusted diluted earnings (loss) per share are non-GAAP financial measures. The Company’s Adjusted earnings (loss) exclude the impact of the Tax Cuts and Jobs Act tax expense. Adjusted diluted earnings (loss) per share is Adjusted earnings (loss) divided by diluted weighted shares outstanding for the period. * 2019 based on Net income from continuing operations. UK operations presented in 2015-2018. Non-GAAP financials reconciliation – Adjusted Earnings (Loss) (continued) ($mm) 2019* 2018 2017 2016 2015 Net income (loss) 26$ 13 (7) (22) (20)$ Adjustments: Tax Cuts and Jobs Act tax expense - - 13 - - Adjusted earnings (loss) 26$ 13 6 (22) (20)$ Diluted earnings (loss) per share 0.59$ 0.28 (0.20) (1.74) (1.59)$ Adjustments: Tax Cuts and Jobs Act tax expense - - 0.37 - - Adjusted diluted earnings (loss) per share 0.59$ 0.28 0.17 (1.74) (1.59)$ For the years ended December 31,

17 ($mm) As reported Fair value adjustments Pro-forma financial information As reported Fair value adjustments Pro-forma financial information Revenues 113$ - 113$ 287$ - 287$ Provision for loan losses (55) 55 - (103) 103 - Change in fair value of loans receivable - (41) (41) - (96) (96) Direct marketing and other costs of sales (20) - (20) (40) - (40) Total cost of sales (75) 14 (61) (143) 7 (136) Gross profit 38 14 52 144 7 151 Total operating expenses 41 - 41 117 - 117 Operating Income (3) 14 11 27 7 34 Total other expense (10) - (10) (26) - (26) Income before taxes (13) 14 1 1 7 8 Income tax expense (benefit) (2) 3 1 2 1 3 Net income (loss) (11)$ 11 -$ (1)$ 6 5$ Basic earnings per share (0.33)$ 0.34$ 0.01$ (0.04)$ 0.17$ 0.13$ Diluted earnings per share (0.33)$ 0.34$ 0.01$ (0.04)$ 0.17$ 0.13$ Adjusted EBITDA 3$ 14$ 17$ 46$ 7$ 53$ Adjusted EBITDA Margin 2.7% 15.3% 16.1% 18.6% Three months ended September 30, 2021 Nine months ended September 30, 2021 Unaudited pro-forma financial information provides information assuming the adoption of ASU 2016-13 occurred as of January 1, 2021. Non-GAAP financials reconciliation – Unaudited pro-forma financial information

# Combined loans reconciliation (excluding UK)

| (dollars in thousands) | Sep 30, 2022 | Jun 30, 2022 | Mar 31, 2022 | Dec 31, 2021 | Sep 30, 2021 | Jun 30, 2021 |
|---|---|---|---|---|---|---|
| **Company Owned Loans** | | | | | | |
| Loans receivable – principal, current, company owned | 486,242 | 477,721 | 457,259 | 501,552 | 466,140 | 372,068 |
| Loans receivable – principal, past due, company owned | 59,576 | 54,712 | 54,060 | 57,207 | 46,730 | 27,231 |
| **Loans receivable – principal, total, company owned** | 545,818 | 532,433 | 511,319 | 558,759 | 512,870 | 399,299 |
| Loans receivable – finance charges, company owned | 23,214 | 23,079 | 22,991 | 23,602 | 22,960 | 19,157 |
| Loans receivable – company owned | 569,032 | 555,512 | 534,310 | 582,361 | 535,830 | 418,456 |
| Allowance for loan losses on loans receivable, company owned | - | - | - | (71,204) | (56,209) | (40,314) |
| Fair value adjustment, loans receivable – principal | 52,280 | 53,438 | 49,844 | - | - | - |
| **Loans receivable, net, company owned / Loans receivable at fair value** | 621,312 | 608,950 | 584,154 | 511,157 | 479,621 | 378,142 |
| **Third Party Loans Guaranteed by the Company** | | | | | | |
| Loans receivable – principal, current, guaranteed by company | - | - | - | - | - | 17 |
| Loans receivable – principal, past due, guaranteed by company | - | - | - | - | - | 4 |
| Loans receivable – principal, total, guaranteed by company[1] | - | - | - | - | - | 21 |
| Loans receivable – finance charges, guaranteed by company[2] | - | - | - | - | - | 4 |
| Loans receivable – guaranteed by company | - | - | - | - | - | 25 |
| Liability for losses on loans receivable, guaranteed by company | - | - | - | - | - | (7) |
| Loans receivable, net, guaranteed by company[2] | - | - | - | - | - | 18 |

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.
[4] The periods of March 31, 2021 to December 31, 2021 include pro-forma adjustments reflecting the combined loans receivable at fair value consistent with a fair value methodology acceptable with US GAAP.

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18

# Combined loans reconciliation - continued (excluding UK)

| (dollars in thousands) | Sep 30, 2022 | Jun 30, 2022 | Mar 31, 2022 | Dec 31, 2021 | Sep 30, 2021 | Jun 30, 2021 |
|---|---|---|---|---|---|---|
| **Combined Loans Receivable**[3] | | | | | | |
| Combined loans receivable – principal, current | 486,242 | 477,721 | 457,259 | 501,552 | 466,140 | 372,085 |
| Combined loans receivable – principal, past due | 59,576 | 54,712 | 54,060 | 57,207 | 46,730 | 27,235 |
| Combined loans receivable – principal | 545,818 | 532,433 | 511,319 | 558,759 | 512,870 | 399,320 |
| Combined loans receivable – finance charges | 23,214 | 23,079 | 22,991 | 23,602 | 22,960 | 19,161 |
| Combined loans receivable | 569,032 | 555,512 | 534,310 | 582,361 | 535,830 | 418,481 |
| **Combined Loan Loss Reserve**[3] | | | | | | |
| Allowance for loan losses on loans receivable, company owned | - | - | - | (71,204) | (56,209) | (40,314) |
| Liability for losses on loans receivable, guaranteed by company | - | - | - | - | - | (7) |
| Combined loan loss reserve | - | - | - | (71,204) | (56,209) | (40,321) |
| **Combined Loans Fair Value Adjustment**[3,4] | | | | | | |
| Fair value adjustment, combined loans receivable – principal | 52,280 | 53,438 | 49,844 | 57,184 | 50,036 | 51,078 |
| Combined loans receivable at fair value | 621,312 | 608,950 | 584,154 | 639,545 | 585,866 | 469,559 |

[1] Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.
[2] Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements.
[3] Non-GAAP measure.
[4] The periods of June 30, 2021 to December 31, 2021 include pro-forma adjustments reflecting the combined loans receivable at fair value consistent with a fair value methodology acceptable with US GAAP. The period of Sep 30, 2022 includes a fair value adoption adjustment of $2.4 million.

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20 Change to Fair Value Accounting Model Old Model Current Fair Value Model Earnings w/ Growth Earnings w/ No Growth Marketing Expense Upfront Credit Provision Aligns w/ Portfolio Decision Making no change no change

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